SUBSIDIARIES OF CLEARVIEW CINEMA GROUP, INC.

                                                                   STATE OF
                 COMPANY                                        INCORPORATION
                 -------                                        -------------
Clearview Theater Group, Inc.                                     New Jersey
CCC Madison Triple Cinema Corp.                                   New Jersey
CCC Chester Twin Cinema Corporation                               New Jersey
CCC Manasquan Cinema Corporation                                  New Jersey
CCC Summit Cinema Corp.                                           New Jersey
CCC Grand Avenue Cinema Corp.                                      Delaware
CCC Herricks Cinema Corp.                                          Delaware
CCC Port Washington Corp.                                          Delaware
CCC Allwood Cinema Corp.                                           Delaware
CCC Emerson Cinema Corp.                                           Delaware
CCC New City Cinema Corp.                                          Delaware
CCC Washington Cinema Corp.                                        Delaware
CCC Bedford Cinema Corp.                                           Delaware
CCC Kisco Cinema Corp.                                             Delaware
CCC B.C. Realty Corp.                                              Delaware
CCC Bergenfield Cinema Corp.                                       Delaware
CCC Closter Cinema Corp.                                           Delaware
CCC Tenafly Cinema Corp.                                           Delaware
CCC Bronxville Cinema Corp.                                        Delaware
CCC Cinema 304 Corp.                                               Delaware
CCC Larchmont Cinema Corp.                                         Delaware
CCC Mamaroneck Cinema Corp.                                        Delaware
CCC Wayne Cinema Corp.                                             Delaware


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                                                                   STATE OF
                 COMPANY                                        INCORPORATION
                 -------                                        -------------
CCC Bayonne Cinema Corp.                                           Delaware
CCC Marboro Cinema Corp.                                           Delaware








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